UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2014

SMTP, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	0-54309	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Tara Boulevard, Suite 200, Nashua, NH	03062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 877-705-9362

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 12, 2014 the registrant issued a press release announcing the exercise of the entire over-allotment option granted to the underwriters to purchase an additional 240,000 shares of its common stock, at a price to the public of $6.25 per share, in connection with the Company's recently announced underwritten public offering of 1,600,000 shares of common stock. The full text of the press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

Exhibit No.

Description

99.1

Press Release dated February 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTP, INC.

By:	/s/ Jonathan M. Strimling
Jonathan M. Strimling,
Chief Executive Officer

Dated: February 12, 2014